UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2008

Protection One, Inc.	Protection One Alarm Monitoring, Inc.
(Exact Name of Registrant	(Exact Name of Registrant
as Specified in Charter)	as Specified in Charter)

Delaware	Delaware
(State or Other Jurisdiction	(State or Other Jurisdiction
of Incorporation)	of Incorporation)

1-12181-01	1-12181
(Commission File Number)	(Commission File Number)

93-1063818	93-1065479
(I.R.S. Employer	(I.R.S. Employer
Identification No.)	Identification No.)

1035 N. 3rd Street, Suite 101	1035 N. 3rd Street, Suite 101
Lawrence, Kansas 66044	Lawrence, Kansas 66044
(Address of Principal Executive	(Address of Principal Executive
Offices, Including Zip Code)	Offices, Including Zip Code)

(785) 856-5500	(785) 856-5500
(Registrant’s Telephone Number	(Registrant’s Telephone Number
Including Area Code)	Including Area Code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

                Exhibit 99.1, attached hereto and described in Item 7.01 below, includes certain of the Company’s historical financial information.

Item 7.01  Regulation FD Disclosure

                Richard Ginsburg, President and Chief Executive Officer of Protection One, Inc. (the “Company”), will give a presentation at the 2008 Barnes Buchanan Security Alarm Conference on February 7, 2008. The slides that will be presented by Mr. Ginsburg are attached as Exhibit 99.1.

                The information in this Form 8-K, including Exhibit 99.1, is being furnished and  shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1            2008 Barnes Buchanan Security Alarm Conference presentation dated February 7, 2008

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTION ONE, INC.

Date: February 7, 2008	By:	/s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and
Chief Financial Officer

PROTECTION ONE ALARM
MONITORING, INC.

Date: February 7, 2008	By:	/s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and
Chief Financial Officer